                                  FUND PROFILE
                                      FOR

                                    VANGUARD
                                   WINDSOR II

                                November 9, 1995





                          [THE VANGUARD GROUP LOGO]
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1   OBJECTIVE

As a growth and income stock fund, Vanguard/Windsor II seeks to achieve long-term growth of capital and income by investing primarily in common stocks. The Fund's secondary objective is to provide current income. There is no assurance that the Fund will achieve these objectives.

2   INVESTMENT STRATEGIES

The Fund emphasizes value stocks, typically those with below-average price/earnings ratios (i.e., a measure of a company's stock price relative to its profits) and above-average dividend yields. In addition to investing primarily in equity securities, the Fund may also invest to a limited degree in short-term fixed-income securities, futures contracts, and options.

3   RISKS

This Fund's total return can be expected to fluctuate within a wide range. Investors in the Fund are exposed to a HIGH degree of PRINCIPAL RISK as stock prices may decline over short or extended periods.

The past history of the stock market gives some indication of the level of risk. From 1926 to 1994, the Standard & Poor's 500 Index provided an annualized total return of some +10%, but provided a negative return--averaging -13.2%--in 20 out of 69 years. The range of annual returns from 1926 to 1994 was -43% to +54%.

Due to its emphasis on value stocks, the Fund's return will be quite different at times from broad measures of the stock market.


4   APPROPRIATENESS

This Fund may be appropriate for investors . . .

- Seeking capital growth and income, and planning to invest for at least five years.

- Who desire equity investments that tend to provide reasonable current income from dividends.

- Willing to accept share-price volatility, but potentially somewhat less than that of growth stock funds.

This Fund is inappropriate for investors . . .

-     Unable to tolerate fluctuating share prices.
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5   FEES AND EXPENSES

Like all Vanguard Funds, this is a pure no-load Fund. There are no sales charges to buy or sell shares. There are also no 12b-1 fees.

Shareholders absorb the Fund's advisory and operating expenses indirectly. These expenses are deducted from the Fund's total assets before calculating daily share prices and income distributions. For the Fund's 1994 fiscal year, the expense ratio amounted to 0.39% of assets.

  ANNUAL FUND OPERATING EXPENSES
  -----------------------------------------------------------
  Investment Advisory Fees  . . . . . . . . . .         0.14%
  Distribution Costs  . . . . . . . . . . . . .         0.02
  Other Expenses  . . . . . . . . . . . . . . .         0.23
                                                        ----
  Total Operating Expenses  . . . . . . . . . .         0.39%
                                                        ====

The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and
(2) redemption at the end of each period.

  1 YEAR          3 YEARS      5 YEARS        10 YEARS
------------------------------------------------------
    $4              $13          $22            $49

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.
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6   PAST PERFORMANCE


                                  PERFORMANCE
                         ANNUAL RETURNS (%) 1986-1994


                    '86     '87     '88     '89     '90     '91     '92     '93     '94
                    ----    ----    ----    ----    ----    ----    ----    ----    ----
Windsor II          21.4    -2.1    24.7    27.8   -10.0    28.7    12.0    13.6    -1.2
S&P 500 Index*      18.6     5.2    16.5    31.6   - 3.1    30.4     7.6    10.1     1.3

                          AVERAGE ANNUAL TOTAL RETURN
                       WINDSOR II               S&P 500*
--------------------------------------------------------
      1 Year            +28.31%                 +29.71%
--------------------------------------------------------
      5 Years           +18.29%                 +17.19%
--------------------------------------------------------
      10 Years          +15.38%                 +15.98%
--------------------------------------------------------

Note: In evaluating past performance, it is important to consider that returns from stocks were close to their highest levels in history during the past ten years. Past performance is not indicative of future performance.

Performance figures include the reinvestment of all dividends and any capital gains distributions. All returns are net of expenses. The performance data quoted represent past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Standard & Poor's 500 Composite Stock Price Index is a well diversified list of 500 companies representing the U.S. Stock Market. (Indices are unmanaged, investors cannot invest in an index.)
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7   INVESTMENT ADVISER

The Fund employs a "multi-manager" approach using four investment advisers to manage its assets. As of September 30, 1995, the Fund's assets were managed by the four advisers in the following proportions:

                                                    % OF
      ADVISER                                   FUND'S ASSETS
      -------------------------------------------------------
      Barrow, Hanley, Mewhinney
        & Strauss, Inc.                             73.8%
      Equinox Capital Management, Inc.               9.5
      Tukman Capital Management, Inc.                9.7
      Vanguard Core Management Group                 7.0

8   PURCHASES

You may purchase shares by mail, wire, or exchange from another Vanguard Fund. The minimum initial investment is $3,000 ($500 for IRAs). There are no sales commissions or 12b-1 fees.

9   REDEMPTIONS

You may redeem shares by sending a letter or calling Vanguard. The Fund's share price is expected to fluctuate and, at redemption, may be higher or lower than at the time of initial purchase, resulting in a gain or loss.

10  DISTRIBUTIONS

The Fund expects to pay dividends from ordinary income semi-annually. Capital gains distributions, if any, will be paid annually. Dividend and capital gains distributions may be automatically reinvested or received in cash.

11  OTHER SERVICES

- Vanguard Fund Express(R)--electronic transfers between your bank account and the Fund.

- Vanguard Tele-Account(R)--around-the-clock access to Vanguard Fund information, account balances, and some transactions by calling 1-800-662-6273 (ON-BOARD).

- Investor Information--toll-free access to Vanguard Associates by calling 1-800-662-7447 (SHIP).
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                         This Fund Profile contains key
                information about the Fund. More details appear
                     in the Fund's accompanying prospectus.


1195-27S          (C) 1995 Vanguard Marketing Corporation, Distributor      FP73